LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL 50 FUND

June 1, 2000

Dear Shareholder:

The J.P. Morgan Global 50 Fund gained 15.53% for the six months ended April 30, 2000, strongly outperforming the 7.49% return of the MSCI World Index, but underperforming the 16.44% return of the Lipper Global Funds Average.

The fund's net asset value on April 30, 2000 was $20.26 per share, increasing from $18.06 per share on October 31, 1999. During the period, the fund made distributions of approximately $0.22 per share from ordinary income and approximately $0.36 per share from short-term capital gains. The fund's net assets stood at nearly $161 million on April 30, 2000.

Included in this report is an interview with Shawn Lytle, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1   FUND FACTS AND HIGHLIGHTS............7
FUND PERFORMANCE.....................2   FINANCIAL STATEMENTS.................10
PORTFOLIO MANAGER Q&A................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                                 TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                                            --------------------       --------------------------------
                                                            THREE      SIX             ONE         SINCE
AS OF APRIL 30, 2000                                        MONTHS     MONTHS          YEAR        INCEPTION*
--------------------------------------------------------------------------------       --------------------------------
J.P. Morgan Global 50 Fund                                  0.60%      15.53%          23.32%      18.79%
MSCI World Index**                                          2.63%       7.49%          12.29%      15.53%
Lipper Global Funds Average***                              2.34%      16.44%          23.98%      16.39%

AS OF MARCH 31, 2000
---------------------------------------------------------------------------------      --------------------------------
J.P. Morgan Global 50 Fund                                  1.88%      26.82%          36.25%      22.66%
MSCI World Index**                                          1.03%      18.07%          21.87%      19.07%
Lipper Global Funds Average***                              3.63%      28.86%          37.71%      21.07%

*THE FUND COMMENCED OPERATIONS ON MAY 29, 1998, AND HAS PROVIDED AN AVERAGE TOTAL RETURN OF 18.75% FROM THAT DATE THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM MAY 31, 1998, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK AND ITS LIPPER CATEGORY WERE AVAILABLE.

**MSCI WORLD INDEX IS AN UNMANAGED, MARKET VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF 1460 SECURITIES LISTED ON THE STOCK EXCHANGES OF 23 COUNTRIES. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER, INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with Shawn Lytle, vice president and member of the portfolio management team of the J.P. Morgan Global 50 Fund. Shawn joined J.P. Morgan in 1992, participating in the analyst training program. Prior to joining the portfolio management team, Shawn worked for Morgan's Private Client Group in San Francisco as a client advisor responsible for new business development for independent money managers. Shawn is a graduate of Georgetown University. This interview was conducted on May 12, 2000, and reflects his views on that date.

HOW WOULD YOU CHARACTERIZE GLOBAL MARKETS OVER THE PAST SIX MONTHS?

SL: Volatile. Actually, extremely volatile. Nowhere was this more evident than in the telecommunications, media, and technology sectors (TMT), which generated tremendous returns globally during the fourth quarter of 1999 and into the early part of this year. It was by far the dominant investment theme of the period.

Also during this period, we saw stocks increasingly divided into two broad categories: "new economy" or "old economy," with the former concentrated in the TMT sectors and the latter in more basic industries.

Another theme was the substantial undervaluation of many good companies in the old economy sectors. You saw banks and insurance, capital goods, chemicals, metals, paper, and other industries that were neglected, or sold outright, as investors chased the latest dot-com. As a consequence, these sectors significantly underperformed relative to new economy stocks, particularly during the closing months of 1999 and the January-February 2000 period. Lately, however, with the sell-off in TMT shares that began at the end of the first quarter, investors seeking more defensive positions have begun to rotate back into these, if comparatively unexciting, old economy sectors.

WHAT IMPACT DID RISING U.S. INTEREST RATES AND DOMESTIC STOCK MARKET VOLATILITY HAVE ON THESE MARKETS?

SL: We've seen strong growth globally for some time, growth that has provided a very substantial backdrop for equities as an asset class. However, such growth is usually accompanied by inflation, which is finally beginning to rise in the developed world, particularly in the United States. There, the Employment Cost Index posted its greatest jump in over 10 years during the first quarter, while the inflation-tracking GDP price deflator surpassed expectations by jumping 2.7% in the first quarter, far higher than the 1.9% level of the fourth quarter of 1999.

The Federal Reserve Board has been trying to slow domestic growth and keep inflation low by raising rates, with five 25 basis point moves since last June. This fairly substantial increase in short-term rates naturally concerned investors in the world's equity markets, concerns that were heightened during the first four months of this year by the expectation that more drastic interest rate moves were on the way.

In light of this potentially major change in the U.S. and, by extension, the world's economic climate, investors began to question the valuations that were being paid for stocks, in particular the high premiums that were being demanded for companies in the TMT sectors. This questioning evidently made investors nervous, as many TMT companies worldwide sold off in the market correction of late March through the end of April.

For the most part, however, investors didn't leave the equity markets. As noted, they just moved over to embrace some undervalued, yet very high quality, old economy companies in sectors like pharmaceuticals. This sector had underperformed in 1999, but soared in 2000, as investors became more defensive.

WITH YOUR STRATEGY, DO YOU DIFFERENTIATE AT ALL BETWEEN NEW AND OLD ECONOMY STOCKS, OR IS IT BASED PURELY ON VALUE PARAMETERS THAT MIGHT APPLY TO ANY COMPANY?

SL: The first thing we look at is the fundamentals of the company. We try to determine whether or not the current price is justified, based on what we think the longer-term earnings of the company will be. This applies to any investment we make.

This said, we tend to favor those companies - new or old economy - that are making new technologies work for them. These kinds of companies are cutting costs and restructuring to take advantage of improved operational capabilities. They are incubating potentially high growth new businesses, and otherwise embracing technology and building business platforms with an eye to the future, not the past. This applies to companies in all sectors, not just TMT. We feel that diversifying Global 50 across all sectors, coupled with disciplined stock selection, provides our investors with a buffer against sector risk during volatile times, and significant upside potential when volatility subsides.

WHICH COMPANIES HAVE DONE THE BEST FOR YOU OVER THE PAST SIX MONTHS?

SL: We have remained diversified across 19 sectors and haven't put all of our eggs in one basket by overly exposing our investors to TMT. However, for much of the past six months, the place that generated the most significant returns has been TMT, and our strong stock selection within these sectors contributed substantially to portfolio performance.

One of our more notable performers in TMT was Philips Electronics, a Dutch company that has done well and outperformed the sector over the past six months. Philips is a combination of a few stories. One is the semiconductor story. Philips is well positioned as the number one semiconductor manufacturer in Europe. We continue to think that the semiconductor industry will be strong over the next year, and that Philips will benefit as a result. It has also done an excellent job of strengthening a very weak mobile phone subsidiary. In late 1998, this business was in a good deal of trouble. Now, for the first time, it looks like it is going to turn a profit. This turnaround, along with the company's technological leadership, has significantly improved investors' perception of Philips and its management, resulting in superior stock performance relative to the overall technology sector.

Within the technology area, we're focusing on infrastructure companies that provide the backbone for the Internet and the tools that support the growth of global telecommunications, businesses like Philips, Cisco, Alcatel, and the like.

Moving over to the media sector, we've seen very strong performance from News Corp., an Australian company that we have long thought was one of the best positioned in the global media sector. Indeed, it has benefited from growing investor appreciation of the synergies that can be captured when content and distribution are married, as they were recently with the merger of AOL and Time Warner. News Corp., with its broadcast and satellite assets, has the global distribution capability of Time Warner and plenty of room to grow these and other assets it owns.

Looking at other areas that did well, we had very good stock selection in healthcare. One of the companies that outperformed in this sector was Monsanto, which announced a merger in late 1999 with Pharmacia & Upjohn, now Pharmacia Corp. After a road-show focused investor attention on the benefits that could be expected from the merger, particularly margin expansion, we saw a run-up in Monsanto's stock.

The other healthcare stocks I would highlight are Yamanouchi and Takeda Chemical, both of which are strong Japanese healthcare companies. The portfolio held Yamanouchi in late 1999 and early 2000, and the company's shares subsequently performed very well on the back of news about its introduction of the anti-cholesterol drug, Lipitor, a drug that has been very successfully sold by Warner Lambert in the U.S. We then switched that position into Takeda Chemical, which also has a very successful drug used in treating diabetes, Actos. Actos has been selling very well in the U.S. and is expected to do the same in Japan.

Moving over to the financial sector, one company we like is Credit Suisse, which was introduced into the portfolio in February. On the surface, it's a bank, with all the baggage that implies. However, it is also much more in that it is effectively using technology to improve its banking and asset management platform, faster than many of its peers.

WHAT ABOUT THE FLIP SIDE? WHICH COMPANIES DIDN'T PERFORM UP TO EXPECTATIONS?

SL: Wolters Kluwer, another media company, did not perform well. The reason why is that the Street grew increasingly skeptical of its ability, or willingness, to develop and implement a cogent Internet strategy. We, too, were not impressed with the company's strategy, and so we sold the stock in February, as the stock was plummeting. Another stock that did not perform well was Finnish-Swedish forestry company, Stora Enso. Its underperformance was not due to its fundamentals, which are very strong, but to its purchase of Consolidated Paper, a U.S. paper company. Many on the Street felt it paid too much for it, and pushed the stock price down by approximately 30% in March.

The other company to note, one that experienced both good and bad performance, was Softbank, a Japanese company and the largest Internet holding company in the world. It was the strongest performer in our portfolio in 1999. However, in early 2000, as its price continued to increase, investors grew concerned about its valuation. There were also some questions about its accounting policies and cash flow. The general rerating of TMT stocks that took place in March didn't help. During that month, Softbank's stock price declined, which prompted us to sell. However, afterwards, it continued to fall, thereby providing what we considered a better value, and we bought back into it.

HOW DOES YOUR PERFORMANCE OVER THE PAST SIX MONTHS COMPARE WITH YOUR PEERS?

SL: During this reporting period, we returned 15.5%, which compares with an average 16.4% return from the Lipper Global Equity Index. So, we slightly underperformed the average.

During this time, the managers who took substantial sector bets on TMT were the clear winners. But, owing to their lack of diversification, they are having significant troubles now that TMT has lost its overwhelming luster. We did not believe that valuations in TMT sectors warranted our taking an overweight position in them, and we did not. We had to be patient, but now, as investors are drawn to the value stories we have long appreciated, our performance relative to the competition is improving.

LET'S TAKE IT OUT OVER THE NEXT THREE MONTHS. HOW DO YOU SEE THINGS CHANGING, AND HOW MIGHT THAT AFFECT YOUR INVESTMENT DECISIONS, IF AT ALL?

SL: We will continue to see volatility until the Fed and the European Central Bank make additional interest rate increases, inflation stabilizes, and investors become more comfortable with valuations, particularly in the still inflated TMT sectors. As for when this will be, no one can say.

As far as our investment posture, it remains the same: identify solid global investment opportunities and build a portfolio of strong companies, with solid businesses, strong earnings, and attractive valuations. It is our firm belief that as investors focus more on fundamentals, and less on momentum and headlines, they will inevitably favor these kinds of companies.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Global 50 Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/29/98

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$160,754,358

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/00

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annual expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]
EUROPE/AFRICA            38.0%
UNITED STATES            20.2%
JAPAN                    17.0%
ASIA PACIFIC EX-JAPAN    14.4%
LATIN AMERICA             2.1%
CANADA                    1.8%
OTHER                     6.5%

LARGEST EQUITY HOLDINGS                           % OF TOTAL INVESTMENTS
------------------------------------------------------------------------
KONINKLIJKE (ROYAL) PHILIPS
  ELECTRONICS NV (NETHERLANDS)                                      3.9%
ROHM CO. LTD. (JAPAN)                                               3.4%
CHRISTIAN DIOR SA (FRANCE)                                          3.3%
CHINA TELECOM LTD. (HONG KONG)                                      2.8%
VODAFONE AIRTOUCH PLC (UNITED KINGDOM)                              2.7%
CHARTERED SEMICONDUCTOR
  MANUFACTURING LTD. (ADR) (SINGAPORE)                              2.6%
CABLE & WIRELESS PLC (UNITED KINGDOM)                               2.6%
TAKEDA CHEMICAL INDUSTRIES LTD. (JAPAN)                             2.5%
LEVEL 3 COMMUNICATIONS, INC. (UNITED STATES)                        2.5%
DBS GROUP HOLDINGS LTD. (144A) (SINGAPORE)                          2.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Reference to specific securities are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks such as economic and political instability and currency fluctuation. With a concentrated portfolio of securities, it is possible that the fund could have returns that are significantly more volatile than relevant market indices and other, more diversified, funds.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
COMMON STOCK (89.1%)
AUSTRALIA (3.4%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...     233,200   $  2,959,019
WMC Ltd. (Metals & Mining)(s)....................     591,000      2,451,867
                                                                ------------
                                                                   5,410,886
                                                                ------------

AUSTRIA (1.4%)
Bank Austria AG (Banking)(s).....................      52,200      2,321,268
                                                                ------------

CHINA (1.1%)
Huaneng Power International, Inc. (Spon. ADR)
  (Energy Source)(s).............................     103,000        952,750
Huaneng Power International, Inc., H Shares
  (Energy Source)(s).............................   3,280,000        749,551
                                                                ------------
                                                                   1,702,301
                                                                ------------

FINLAND (1.7%)
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................     267,753      2,706,539
                                                                ------------

FRANCE (11.2%)
Alcatel (Telecommunications-Equipment)(s)........      14,130      3,283,352
Banque Nationale de Paris (Financial
  Services)(s)...................................      32,528      2,635,082
Christian Dior SA (Retail)(s)....................      21,750      5,182,818
Rhodia SA (Chemicals)(s).........................     195,467      3,633,613
Suez Lyonnaise des Eaux SA (Utilities)(s)........      20,700      3,253,827
                                                                ------------
                                                                  17,988,692
                                                                ------------
HONG KONG (4.9%)
China Telecom Ltd. (Telecommunication
  Services)(s)+..................................     613,000      4,426,802
Hongkong Electric Holdings Ltd. (Electric)(s)....   1,095,000      3,416,076
                                                                ------------
                                                                   7,842,878
                                                                ------------
JAPAN (16.8%)
Fujitsu Ltd. (Computer Systems)(s)...............      86,000      2,434,976
Honda Motor Co. Ltd. (Automotive)(s).............      70,000      3,128,383
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
JAPAN (CONTINUED)
Mitsubishi Chemical Corp. (Chemicals)(s).........     924,000   $  3,701,985
Rohm Co. Ltd. (Electronics)(s)...................      16,100      5,392,737
Softbank Corp. (Computer Software)(s)............       9,300      2,288,966
Sony Corp. (Electronics)(s)......................      17,800      2,043,932
Sony Corp.- New (Electronics)(s)+................      16,600      1,919,963
Takeda Chemical Industries Ltd. (Chemicals)(s)...      61,000      4,013,046
The Chuo Mitsui Trust and Banking Co. Ltd.
  (Banking)(s)...................................     448,000      2,018,746
                                                                ------------
                                                                  26,942,734
                                                                ------------

NETHERLANDS (3.8%)
Koninklijke (Royal) Philips Electronics NV
  (Electronics)(s)...............................     137,828      6,162,949
                                                                ------------

SINGAPORE (4.9%)
Chartered Semiconductor Manufacturing Ltd. (ADR)
  (Semiconductors)(s)+...........................      47,300      4,132,837
DBS Group Holdings Ltd. (144A) (Financial
  Services)(s)...................................     273,480      3,763,854
                                                                ------------
                                                                   7,896,691
                                                                ------------

SOUTH AFRICA (1.6%)
South African Breweries Ltd. (Food, Beverages &
  Tobacco)(s)....................................     340,198      2,509,020
                                                                ------------

SPAIN (1.7%)
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................     100,600      2,794,139
                                                                ------------

SWITZERLAND (5.5%)
Credit Suisse Group (Financial Services)(s)......      18,100      3,277,042
Nestle SA (Food, Beverages & Tobacco)(s).........       1,610      2,844,754
Swisscom AG (Telecommunication Services)(s)......       7,950      2,809,416
                                                                ------------
                                                                   8,931,212
                                                                ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------  -------------
UNITED KINGDOM (10.6%)
Allied Zurich PLC (Insurance)(s).................     287,500   $  2,867,802
British Airways PLC (Airlines)(s)................     558,000      2,905,250
Cable & Wireless PLC (Telecommunication
  Services)(s)...................................     246,200      4,094,987
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................     503,900      2,826,602
Vodafone AirTouch PLC (Telecommunications)(s)....     937,537      4,320,210
                                                                ------------
                                                                  17,014,851
                                                                ------------

UNITED STATES (18.4%)
Ambac Financial Group, Inc. (Insurance)(s).......      51,200      2,457,600
Bristol-Myers Squibb Co. (Pharmaceuticals)(s)....      42,100      2,207,619
Cisco Systems, Inc. (Computer Peripherals)(s)+...      49,800      3,452,541
Exxon Mobil Corp. (Oil-Production)(s)............      44,600      3,464,863
Level 3 Communications, Inc. (Telecommunication
  Services)(s)+..................................      45,000      4,005,000
MCI WorldCom, Inc. (Telecommunication
  Services)(s)+..................................      56,500      2,567,219
Pharmacia Corp. (Pharmaceuticals)(s).............      62,400      3,116,100
Philip Morris Companies, Inc. (Food, Beverages &
  Tobacco)(s)....................................      73,900      1,616,563
Time Warner, Inc. (Broadcasting &
  Publishing)(s).................................      39,200      3,525,550
Tyco International Ltd. (Diversified
  Manufacturing)(s)..............................      70,600      3,243,188
                                                                ------------
                                                                  29,656,243
                                                                ------------

VENEZUELA (2.1%)
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services)(s)..........     114,000      3,306,000
                                                                ------------
  TOTAL COMMON STOCK (COST $128,158,087).........                143,186,403
                                                                ------------

CONVERTIBLE PREFERRED STOCKS (3.3%)
CANADA (1.8%)
Seagram, Ltd., 7.50% (Food, Beverages &
  Tobacco).......................................        57,000      2,899,875
                                                                  ------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  -------------  -------------

UNITED STATES (1.5%)
Union Pacific Capital Trust, 6.25%
  (Transportation)...............................        59,600   $  2,503,200
                                                                  ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST
   $5,929,347)...................................                    5,403,075
                                                                  ------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
SHORT-TERM INVESTMENTS (6.4%)
U.S. TREASURY OBLIGATIONS (0.4%)
United States Treasury Bills, 6.11%(y) due
  10/12/00(s)....................................  $  680,000        661,844
                                                                ------------

OTHER INVESTMENT COMPANIES (6.0%)

                                                       SHARES
                                                   ----------
Hamilton Money Fund..............................   9,633,259      9,633,259
                                                                ------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $10,295,178)..................................                 10,295,103
                                                                ------------
TOTAL INVESTMENTS (COST $144,382,612) (98.8%).................
                                                                 158,884,581
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)..................
                                                                   1,869,777
                                                                ------------
NET ASSETS (100.0%)...........................................  $160,754,358
                                                                ============

------------------------------
Note: The aggregate gross unrealized appreciation and depreciation was $24,698,064 and $10,196,095, respectively, resulting in net unrealized appreciation of $14,501,969.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $57,534,299 of the market value has been segregated.

(y) - Yield to maturity.

144A - Securities restricted for resale to Qualified Institutional Buyers.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Telecommunication Services........................        13.3%
Electronics.......................................         9.8%
Chemicals.........................................         7.1%
Food, Beverages & Tobacco.........................         6.2%
Financial Services................................         6.1%
Short-Term Investment.............................         6.1%
Insurance.........................................         5.1%
Broadcasting & Publishing.........................         4.1%
Pharmaceuticals...................................         3.4%
Retail............................................         3.3%
Banking...........................................         2.7%
Telecommunications................................         2.7%
Semiconductors....................................         2.6%
Oil Production....................................         2.2%
Computer Peripherals..............................         2.2%
Electric..........................................         2.2%
Telecommunications Equipment......................         2.1%
Utilities.........................................         2.0%
Diversified Manufacturing.........................         2.0%
Automotive........................................         2.0%
Airlines..........................................         1.8%
Construction & Housing............................         1.8%
Forest Products & Paper...........................         1.7%
Transportation....................................         1.6%
Metals & Mining...................................         1.5%
Computer Systems..................................         1.5%
Computer Software.................................         1.4%
Energy Source.....................................         1.1%
Government Obligations............................         0.4%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $144,382,612)           $  158,884,581
Foreign Currency at Value (Cost $952,731)                 919,311
Receivable for Investments Sold                         1,505,966
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    1,352,106
Dividends and Interest Receivable                         390,311
Foreign Tax Reclaim Receivable                             71,358
Receivable for Expense Reimbursements                      61,547
Variation Margin Receivable                                21,618
Deferred Organization Expenses                             12,334
Prepaid Trustees' Fees                                        629
Prepaid Expenses and Other Assets                              51
                                                   --------------
    Total Assets                                      163,219,812
                                                   --------------
LIABILITIES
Payable for Investments Purchased                       1,404,200
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                      738,006
Advisory Fee Payable                                      161,680
Shareholder Servicing Fee Payable                          32,336
Organization Expenses Payable                              16,250
Payable to Custodian                                       14,370
Administrative Services Fee Payable                         6,266
Fund Services Fee Payable                                     113
Administration Fee Payable                                     90
Accrued Expenses                                           92,143
                                                   --------------
    Total Liabilities                                   2,465,454
                                                   --------------
NET ASSETS                                         $  160,754,358
                                                   ==============
J.P. MORGAN SHARES
Applicable to 7,935,930 shares outstanding
  (par value $0.001, unlimited shares authorized)  $  160,754,358
                                                   ==============
Net Asset Value, Offering and Redemption Price
  per Share                                                $20.26
                                                             ----
                                                             ----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $  133,523,745
Undistributed Net Investment Income                       424,969
Accumulated Net Realized Gain on Investments,
  Futures and Foreign Currency Contracts and
  Transactions                                         11,839,238
Net Unrealized Appreciation of Investments,
  Futures and Foreign Currency Contracts and
  Translations                                         14,966,406
                                                   --------------
    Net Assets                                     $  160,754,358
                                                   ==============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $68,755)                                                   $   938,375
Interest Income                                                     142,139
                                                                -----------
    Investment Income                                             1,080,514
EXPENSES
Advisory Fee                                       $   840,138
Shareholder Servicing Fee                              168,027
Custodian Fees and Expenses                             69,008
Transfer Agent Fee                                      35,206
Administrative Services Fee                             27,310
Professional Fees and Expenses                          24,792
Amortization of Organization Expense                     1,993
Fund Services Fee                                        1,100
Administrative Fee                                         465
Trustees' Fees and Expenses                                428
Miscellaneous                                           31,888
                                                   -----------
    Total Expenses                                   1,200,355
Less: Reimbursement of Expenses                       (191,774)
                                                   -----------
NET EXPENSES                                                      1,008,581
                                                                -----------
NET INVESTMENT INCOME                                                71,933
NET REALIZED GAIN ON
  Investment Transactions                           10,267,813
  Futures                                              235,195
  Foreign Currency Contracts and Transactions        1,549,214
                                                   -----------
    Net Realized Gain                                            12,052,222
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment Transactions                            2,793,604
  Futures                                             (120,740)
  Foreign Currency Contracts and Translations          891,312
                                                   -----------
    Net Change in Unrealized Appreciation                         3,564,176
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $15,688,331
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $     71,933   $       245,249
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions         12,052,222         8,174,687
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                           3,564,176        17,232,532
                                                    ------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                      15,688,331        25,652,468
                                                    ------------   ---------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (1,261,351)               --
Net Realized Gain                                     (2,090,348)               --
                                                    ------------   ---------------
    Total Distributions to Shareholders               (3,351,699)               --
                                                    ------------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      70,776,872        30,583,982
Reinvestment of Dividends                              2,618,994                --
Cost of Shares of Beneficial Interest Redeemed       (26,048,580)      (31,651,984)
                                                    ------------   ---------------
    Net Increase (Decrease) from Shareholder
      Transactions                                    47,347,286        (1,068,002)
                                                    ------------   ---------------
    Total Increase in Net Assets                      59,683,918        24,584,466
NET ASSETS
Beginning of Period                                  101,070,440        76,485,974
                                                    ------------   ---------------
End of Period (including undistributed net
  investment income of $424,969 and $1,614,387)     $160,754,358   $   101,070,440
                                                    ============   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                                           FOR THE PERIOD
                                                    FOR THE SIX                             MAY 29, 1998
                                                    MONTHS ENDED      FOR THE FISCAL      (COMMENCEMENT OF
                                                   APRIL 30, 2000       YEAR ENDED       OPERATIONS) THROUGH
                                                    (UNAUDITED)      OCTOBER 31, 1999     OCTOBER 31, 1998
                                                   --------------    ----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  18.06           $  13.36              $ 15.00
                                                      --------           --------              -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.01(a)            0.06                 0.22
Net Realized and Unrealized Gain (Loss) on
  Investments, Futures and Foreign Currency
  Contracts and Transactions                              2.77(a)            4.64                (1.86)
                                                      --------           --------              -------
Total from Investment Operations                          2.78               4.70                (1.64)
                                                      --------           --------              -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.22)                --                   --
Net Realized Gain                                        (0.36)                --                   --
                                                      --------           --------              -------
Total Distributions to Shareholders                      (0.58)                --                   --
                                                      --------           --------              -------

NET ASSET VALUE, END OF PERIOD                        $  20.26           $  18.06              $ 13.36
                                                      ========           ========              =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                             15.53%(b)          35.18%              (10.93)%(b)
Net Assets, End of Period (in thousands)              $160,754           $101,070              $76,486
Ratio to Average Net Assets
  Net Expenses                                            1.50%(c)           1.50%                1.50%(c)
  Net Investment Income                                   0.11%(c)           0.28%                0.43%(c)
  Expenses Without Reimbursement                          1.79%(c)           1.97%                2.07%(c)
Portfolio Turnover                                          35%(b)             84%                  54%(b)

------------------------
(a) Based on average number of shares outstanding throughout the period.

(b) Not Annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Global 50 Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently, the fund only offers Select Shares. The fund commenced operations on May 29, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The fund may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last trade price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principle market maker or dealer. If prices are not supplied by the fund's independent pricing service or principle market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the fund's trustees.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

      The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the fund are presented at the exchange rates and market values prevailing at the end of the period, the fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. Amortization is calculated using the scientific method. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $20,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   f) The fund may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the fund as unrealized appreciation or depreciation of forward foreign currency contract translations.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash and/ or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The fund invests in futures contracts for the purpose of hedging its existing fund securities, or securities the fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and wholly-owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 1.25% of the fund's average daily net assets. For the six months ended April 30, 2000, such fees amounted to $840,138.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $465.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the six months ended April 30, 2000, the fee for these services amounted to $27,310.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 1.50% of the average daily net assets of the fund until February 28, 2001. For the six months ended April 30, 2000, Morgan has agreed to reimburse the fund $191,774 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $168,027.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $1,100 for the six months ended April 30, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX MONTHS ENDED
                                                        APRIL 30, 2000       FOR THE FISCAL YEAR ENDED
                                                         (UNAUDITED)             OCTOBER 31, 1999
                                                   ------------------------  -------------------------
                                                            SHARES                    SHARES
                                                   ------------------------  -------------------------
Shares sold......................................                3,492,052                  1,838,738
Reinvestment of dividends and distributions......                  134,445              --
Shares redeemed..................................               (1,286,698)                (1,968,762)
                                                   -----------------------   ------------------------
Net Increase (Decrease)..........................                2,339,799                   (130,024)
                                                   =======================   ========================

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 2000 were as follows:

                          COST OF           PROCEEDS
                          PURCHASES        FROM SALES
                          ---------        -----------
                          $88,063,047      $45,202,800

At April 30, 2000, the fund had open forward foreign currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE       4/30/00    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
Canadian Dollar 2,120,195, expiring 06/21/00.....  $ 1,454,180  $ 1,432,857  $     (21,323)
British Pound 1,201,000, expiring 06/21/00.......    1,902,217    1,880,119        (22,098)
Danish Krone 3,717,000, expiring 06/21/00........      482,351      455,647        (26,704)
Euro 7,195,005, expiring 06/21/00................    6,812,334    6,580,401       (231,933)
Japanese Yen 1,461,085,928, expiring 06/21/00....   14,040,000   13,646,519       (393,481)
Norwegian Krone 1,768,457, expiring 06/21/00.....      209,533      197,680        (11,853)
Swedish Krona 7,624,428, expiring 06/21/00.......      877,380      854,498        (22,882)
Singapore Dollar 3,023,890, expiring 06/21/00....    1,775,000    1,780,626          5,626

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   SETTLEMENT    VALUE AT    APPRECIATION/
                                                      VALUE       4/30/00    (DEPRECIATION)
                                                   -----------  -----------  --------------
SALES CONTRACTS
Australian Dollar 4,538,656, expiring 06/21/00...  $ 2,784,395  $ 2,649,529  $     134,866
British Pound 1,586,865, expiring 06/21/00.......    2,504,120    2,484,175         19,945
Euro 9,531,535 expiring 06/21/00.................    9,149,812    8,717,342        432,470
Hong Kong Dollar 44,775,427, expiring 06/21/00...    5,752,239    5,745,645          6,594
Japanese Yen 1,826,926,312, expiring 06/21/00....   17,623,342   17,063,463        559,879
Singapore Dollar 12,487,929, expiring 06/21/00...    7,378,392    7,353,552         24,840
South African Rand 6,087,378, expiring
 06/21/00........................................      938,396      892,729         45,667
Swiss Franc 5,410,769, expiring 06/21/00.........    3,274,619    3,160,132        114,487
                                                                             -------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                            $     614,100
                                                                             =============

At April 30, 2000, the fund had open futures contracts as follows:

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   CURRENT MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)      OF CONTRACTS
                                                   --------------  --------------  --------------------
CAC 40 Index, expiring May 2000..................              3   $         700   $           175,888
DAX Index, expiring June 2000....................              1           3,170               169,970
DJ Euro Index, expiring June 2000................             25          25,259             1,209,222
FTSE 100 Index, expiring June 2000...............             10           2,155               998,983
TOPIX Index, expiring June 2000..................              8         (17,273)            1,226,926
S&P 500 Index, expiring June 2000................             15        (117,957)            5,475,000
                                                   -------------   -------------   -------------------
Totals...........................................             62   $    (103,946)  $         9,255,989
                                                   =============   =============   ===================

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2001. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at April 30, 2000.

 J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.
IMSAR166

J.P. MORGAN GLOBAL 50 FUND

SEMIANNUAL REPORT
APRIL 30, 2000